                                                              ARTHUR ANDERSEN


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------



As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-19945 for Hartford Life Insurance Company Separate Account Two on Form N-4.


Hartford, Connecticut                         /s/ Arthur Andersen LLP
April 11, 2001